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                                                                     Exhibit (b)

                           SECTION 906 CERTIFICATIONS

      In connection with this report on Form N-CSR for the Fund as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

                                 By:   /s/ Stephen P. Fisher
                                       ----------------------------
                                       Stephen P. Fisher
                                       President

                                 Date: September 3, 2009

                                 By:   /s/ Jack R. Benintende
                                       ----------------------------
                                       Jack R. Benintende
                                       Treasurer and Principal Financial and
                                       Accounting Officer

                                 Date: September 3, 2009